A No - Load Fund
                     MUHLENKAMP FUND
    PO Box 598, Wexford PA  15090-0598 * (412)935-5520 or
                        (800)860-3863
              e-mail:muhlx@telerama.lm.com

                      Annual Report
                    December 31, 1995



Dear  Shareholder:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this seventh annual report of your fund.

We had a good year in 1995.  Your Fund finished the year
at a   Net Asset Value (NAV) of $21.26 after declaring a
32 cent
dividend.  Our total return for the year 1995 was 32.9%.
    Year Ending                 Total Return (%)
       12/31          Muhlenkamp Fund          S&P500
1991                45.4                 30.5
1992                15.8                 7.7
1993                18.1                 9.9
1994                (7.3)                1.3
1995                32.9                 37.1

Chart goes here.  This is a line chart comparing the
performance of the Muhlenkamp Fund with the S&P 500 since
December 31, 1990.  On December 31, 1990 the Fund and the
S&P are each assigned an index value of 100.  At the end
of each subsequent year this value is recalculated using
the performance figures from the above table.  The results
shown below are then plotted on a line chart.
   X-Axis = Date              Y-Axis = Index Value
                      Muhlenkamp Fund          S&P 500
12/31/90            100                  100
12/31/91            145                  131
12/31/92            168                  141
12/31/93            198                  155
12/31/94            184                  157
12/31/95            245                  215

I have been getting some phone calls from clients concerning what we see and think. As usual, I will start with the big picture and work down.
Position Evaluation: Inflation in the United States is roughly 3%. Bonds are priced to return 6% and stocks are priced to return 8-9%. Specifically, domestic stock and bonds prices are fair, unlike a year ago when they were on sale for "20% off". (See Muhlenkamp Memorandum #35.)
The Long - Term Picture:
     Thermonuclear war is unlikely.

     Much of the world, on all continents, is moving toward freer economies and freer politics.

     Throughout the world, central banks are disinflating. If anything, central banks have been overdoing it. Japan flirted with a depression and Germany's money supply is probably too tight. In 1994, the U.S. purposely slowed the economy as a preventative measure. This is in sharp contrast to the 1970's when we waited until major surgery was required before battling inflation. Central banks, in emerging" countries, have learned that the first requirement for "emerging" is that people, both domestic and foreign, trust the value of their currency.
Thus, the big picture is very positive.


The Intermediate Picture - basically the three to five year business cycle:
     The U.S. economy shows few excesses and is likely to continue a gradual expansion. Americans have become conservative spenders and aggressive savers. Our politicians are arguing about how much to throttle back spending, not whether or not to spend less. The Federal Reserve has room to lower interest rates and their most recent two moves have been downward.

     Japan appears to be backing away from the brink of financial disaster in a rational fashion and Germany appears to be loosening up a bit. Other European governments are trying to come to grips with the welfare state. They have a long, hard way to go (compare the budget arguments in France to those in the U.S.), but the first step is to identify the problem. The politics in Russia seem to be backsliding toward the hard-liners but no more so than we expected.

Thus, the intermediate trends are quite positive.

The Short - Term Picture:
     You have been seeing the short-term factors on the news and on the front pages of your local newspapers. Some are disasters waiting to happen. I believe our troops in Bosnia are likely to be targets for the young locals. (What would happen if we asked soldiers of a foreign nation to police our streets?) After being ignored by the U.S. news media the Vince Foster/Whitewater affair has suddenly become news and has plenty of potential for political disaster.
      The budget debate is currently stalemated in Washington, but that very fact is helping to stir debate in the country. There are important philosophical and fiscal issues at stake, and the prolonged debate may well be a plus. I believe less government spending is a move in the right direction, but the Republican agenda may have gotten ahead of broad public opinion.

      And of course, there is always the unforseeable. The point is that we always face short-term psychological crosscurrents, and thus we always face the possibility of a 5-10% "correction" in stock and bond prices. We are probably in one now.

Thus, the short term trends are choppy, but essentially neutral.

Conclusion: We conclude that stock and bond prices are fair, the long and intermediate term trends are positive, and the short term trends are neutral. Thus, we remain positive.


                         Ronald H. Muhlenkamp
                       President
                         February, 1996

Investment Advisor Custodian        Auditors
Muhlenkamp & Co.,  PNC Bank         Schneider, Downs
& Inc.                                   Co., Inc.,CPAs
12300 Perry        Pittsburgh PA    1133 Penn Avenue
Highway            15265
Wexford, PA 15090  (412)762-3798    Pittsburgh, PA 15222
(412)935-5520                       (412)261-3644
                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

             STATEMENT OF ASSETS AND
                      LIABILITIES DECEMBER 31,1995

                           ASSETS

INVESTMENTS, AT VALUE (Identified cost          $23,276,334
$17,573,649)
CASH                                                 35,467
RECEIVABLES
     Securities sold                                225,594
     Dividends                                       40,683
     Interest                                         1,346
                                                    267,623

          Total Assets                              23,579,424
                          LIABILITIES

ACCOUNTS PAYABLE
     Advisor fee                                      2,593
     Custodian fee                                    5,500
          Total Liabilities                           8,093
          Total Net Assets                      $23,571,331

                          NET ASSETS

CAPITAL PAID IN ON SHARES OF BENEFICIAL INTEREST
$17,865,994
(shares authorized-unlimited)(Note 4)

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME        2,652

NET UNREALIZED APPRECIATION OF INVESTMENTS AS OF     5,702,685
END OF YEAR (Note 6)
     Total Net Assets                              $23,571,331
NUMBER OF SHARES OF BENEFICIAL INTEREST              1,108,774
OUTSTANDING (Note 4)

NET ASSET VALUE PER SHARE (Net assets divided by      $21.26
shares outstanding at year-end)

See notes to financial statements.

                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                  PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
  Muhlenkamp
                                             Fund
                                           Principal    Fair
                                            Amount     Market
                                           or Shares   Value
  COMMON STOCK - 93.6%
  Aerospace - 5.5%
  *    BE Aerospace, Inc.                      17,000 $180,625
       Lockheed Martin                         14,000 1,106,000
  Airlines - 2.1%
       Air Express International Corp.         21,562  495,926
  Autos - 4.2%
       Ford Motor Company                      22,000  638,000
       Superior Industries                     13,180 347,623
  Building - 1.7%
       Armstrong World Industries               3,000 186,000
  *    Griffon Corp.                           18,400 165,600
  *    Strober Organization                    16,000 56,960
  Banks - 10.4%
       Chemical Bank                           12,000 705,000
       Citicorp                                10,000 672,500
       Integra Financial                        8,426 531,890
       Mellon Bank Corp.                       10,000 537,500
  Brokerage - 3.6%
       A. G. Edwards                           12,500 298,438
       Merrill Lynch                            4,000 204,000
       Morgan Stanley, Inc.                     2,000 161,250
       Salomon, Inc.                            5,000 177,500
  Capital Goods - 12.8%
       Commercial Intertech Corp.              10,000 181,250
       General Electric                         9,000 648,000
       Graco, Inc.                             11,700 356,850
  *    Idex Corp.                               7,500 305,625
       Kysor Industrial                        24,000 582,000
       Scotsman Industries, Inc.               15,000 264,375
       Trinova Corp.                           24,000 687,000
  Conglomerate - 1.2%
  GATX Corp.                                    6,000 291,750
  Chemicals - 2.6%
       Borden Chemical & Plastic LP            10,000 127,500
       Eastman Chemical Company                 8,000 501,000
  Consumer Durables - .3%
  *    Nycor, Inc.                             15,000 76,875
  Electronics - 1.0%
  Intel Corp.                                   4,000 227,000
  Finance - 5.2%
       Fidelity National Financial             10,918 203,348
       Green Tree Financial Corp.              38,800 1,023,350
  Investment Company - 2.4%
       Trust for US Treasury Obligations      552,324 552,324
  Furniture - 1.9%
  *    Stanley Furniture, Inc.                 15,000  120,000
  *    Winsloew Furniture                      49,600  291,400
  *    Roberds                                  5,000   45,000
            Sub-Total                                 $12,949,459
* Non - Income Producing
 See notes to financial statements

                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                  PORTFOLIO OF INVESTMENTS DECEMBER 31, 1995
                         (Continued)
     Muhlenkamp Fund                     Principal   Fair
                                          Amount     Market
                                         or Shares   Value
BALANCE BROUGHT FORWARD
$12,949,459
Insurance - 18.8%
     American Bankers Insurance Group         8,000  312,000
     Bankers Life Holding                    20,000  405,000
     Conseco, Inc.                           12,000  751,500
     Frontier Insurance                      16,751  536,032
     Integon Corp.                           15,000  309,375
*    Penn Treaty Amer. Corp.                  5,000   82,500
     Providian Corp.                          3,600  146,700
     Sun America                             22,500  1,068,750
     Vesta                                   15,000  817,500
Med Services - 1.8%
     U.S. Healthcare                          9,000  418,500
Paper & Forest Products - 2.7%
     Champion International Corp.            15,000  630,000
Rails - 1.0%
     Burlington Northern Industries,          3,000  234,000
Inc.
Savings and Loan - 3.2%
     Federal National Mortgage Assoc.         6,100  757,163
Metals - 5.6%
     Cyprus Minerals                          9,000  235,125
     Rouge Steel                             15,000  356,250
     J&L Specialty Steels                    30,000  562,500
     Matthews International                   8,000  156,000
Tobacco - 4.9%
     Philip Morris                           12,860  1,163,830
Technology - .7%
*    PLC Systems                             10,000  166,250
*    SpaceTek                                   200    2,350
          Total Common Stocks (Cost                  $22,060,784
          $16,758,768)
BONDS & NOTES - 3.8%
*    General Motors Acceptance            2,300,000  623,300
Corporation -0%, deferred
debentures, due 2015
*    U.S. Treasury, stripped interest       800,000  282,250
- 0%, due 2013
          Total Bonds & Notes (Cost                  905,550
$538,028)
PREFERRED STOCK - 1.3%
     Pioneer Financial - exchangeable        10,000  310,000
          Total Preferred Stock (Cost                310,000
$276,853)

          Total (Cost $17,573,649)                   $23,276,334





* Non - Income Producing

See notes to financial statements.





                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                   STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME
     Interest                                        $81,159
     Dividends                                       414,309
          Total Investment Income                    495,468
EXPENSES
     Investment advisor (Note 3)          $196,789
     Administrative                       29,650
     Registrations and filing             20,799
     Custodian                            18,995
     Auditor                              10,000
     Legal                                 7,241
          Total Expenses                  283,474
     Fees Paid Indirectly (Note 7)        (11,000)    272,474

          Net Investment Income                       222,994

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
     Net realized gain on investments                133,077
(Note 6)
     Change in unrealized apppreciation
in value of investments  for the year                5,376,466
(Note 6)
          Net Gain on Investments                    5,509,543
          Net Increase in Net Assets                 $5,732,537
        Resulting from Operations

             STATEMENT OF CHANGES IN NET ASSETS
       FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
                                            1995      1994
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
     Net Investment Income                 $222,994   $103,261

     Net realized gain on investments      133,077   392,326
(Note 6)
     Unrealized (depreciation)             5,376,466 (1,702,528)
appreciation in value of investments
          Net Increase (Decrease) in Net   5,732,537 (1,206,941)
Assets Resulting From Operations
DISTRIBUTIONS TO SHAREHOLDERS
     Net Investment Income                 (231,706)   (94,651)

     Net realized gain from investments    (129,026)   (252,117)

                                           (360,732)   (346,768)


CAPITAL SHARE TRANSACTIONS
     Net proceeds from sale of 201,856
shares in 1995 and 414,315    shares in    3,679,849   7,258,915
1994 (Note 4)

     Net asset value of 16,426 shares in
1995 and 21,392 shares in     1994 issued
to shareholders on reinvestment of         349,551   346,768
dividends (Note 5)

     Cost of 132,886 shares in 1995 and
87,761 shares in 1994,        redeemed     (2,440,624) (1,498,829)
(Note 4)
          Net Increase in Net Assets
Resulting from Capital                     1,588,776   6,106,854
Share Transactions
          Total Increase in Net Assets     6,960,581   4,553,145

NET ASSETS
     Beginning of year                     16,610,750   12,057,605

     End of year (including undistributed
investment loss of $1,399     and
undistributed net realized gain of $4,051  $23,571,331 $16,610,750
in 1995 and    undistributed investment
income of $7,313 in 1994)

See notes to financial statements.
                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

             SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED DECEMBER 31,1989 THROUGH 1995

                             1995     1994    1993     1992    1991    1990
NET ASSET VALUE, BEGINNING
OF PERIOD                    $16.23   $17.86  $15.20  $13.25    $9.21  $11.04

Income from Investment
Operations:
     Net Investment Income     0.21     0.11    0.12    0.20     0.13    0.19
(1)
     Net gains or (losses)     5.14   (1.39)    2.63    1.89     4.05  (1.83)
on securities

        Total from             5.35   (1.28)    2.75    2.09     4.18  (1.64)
Investment Operations
Less Distributions:
     Dividends (from         (0.21)   (0.10)  (0.08)  (0.14)   (0.11)  (0.19)
investment income)
     Distributions (from     (0.11)   (0.25)       -       -        -       -
capital gains)
     Return of capital                        (0.01)           (0.03)
                                  -        -               -                -

          Total              (0.32)   (0.35)  (0.09)  (0.14)   (0.14)  (0.19)
Distributions
NET ASSET VALUE, END OF      $21.26   $16.23  $17.86  $15.20   $13.25   $9.21
PERIOD

Total Return                  32.9%  (7.20)%  18.10%  15.80%   45.40%
(14.80)%
Net Assets, End of Period   $23,571,331
                                        $16,610,750
                                                $12,057,605
                                                        $4,716,214
                                                                $1,926,529
                                                                     $1,183,190
Ratio of Expenses to          1.40%    1.57%   1.30%   1.41%    1.71%   1.76%
Average Net Assets

Ratio of Net Income to        1.10%    0.70%   0.70%   1.44%    1.17%   1.95%
Average Net Assets

Portfolio Turnover Rate      22.70%   25.60%  14.10%  20.10%   52.50%  47.47%

Average Commission Rate       .0442    .0471   .0586   .0704    .1304   .0163
Paid (dollar per share)


                             1989
NET ASSET VALUE, BEGINNING
OF PERIOD                    $10.04

Income from Investment
Operations:
     Net Investment Income     0.39
(1)
     Net gains or (losses)     0.86
on securities

        Total from             1.25
Investment Operations
Less Distributions:
     Dividends (from           0.25
investment income)
     Distributions (from          -
capital gains)
     Return of capital
                                  -

          Total              (0.25)
Distributions
NET ASSET VALUE, END OF      $11.04
PERIOD

Total Return                 12.50%
Net Assets, End of Period    $1,104,134
Ratio of Expenses to          1.54%
Average Net Assets

Ratio of Net Income to        3.04%
Average Net Assets

Portfolio Turnover Rate      34.46%

Average Commission Rate       .0834
Paid (dollar per share)

(1) Computed on weighted average number of shares outstanding during the year.

(2)  During the years ended December 31, 1992 through
1995, the Fund utilized commission credits of $4,420,
$5,590, $8,830 and $11,000 respectively, to pay certain
expenses of the Fund.   The total return for the Fund
would have been 15.6%, 18.0%, (7.2)% and 32.9% for the
years ended December 31, 1992 through 1995, respectively, without the credits.


(3) Beginning with the period ended December 31, 1995, the ratio of Total Expenses to Average Net Assets was computed using the Total Expenses for the Fund before Commission Credits.


See notes to financial statements.

                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1995

NOTE 1 - ORGANIZATION
      The  Wexford  Trust  (the Trust) was  organized  as
a Massachusetts  Business  Trust on  September  21,  1987
and operations  commenced on November 1,  1988.   The
Trust  is registered  under the Investment Company  Act
of  1940,  as amended,  as  a  diversified  open-end
mutual  fund.    The Muhlenkamp Fund (the Fund) is a
series of the Wexford  Trust and is currently the only
fund in the Trust.
     The Fund operates as a diversified open-end mutual
fund that  continuously offers its shares for sale to the
public. The  Fund  will  manage its assets to seek a
maximum  total return  to its shareholders, primarily
through a combination of  interest  and  dividends  and
capital  appreciation  by holding  a diversified list of
publicly traded stocks.   The Fund  may  acquire and hold
fixed-income or debt investments as market conditions
warrant and when, in the opinion of its advisor,  it  is
deemed desirable or necessary in  order  to attempt to
achieve its investment objective.
      The  primary  focus of the Fund is long-term  and
the investment  options  diverse.   This  allows  for
greater
flexibility   in  the  daily  management  of  fund
assets. However,  with flexibility also comes the risk
that  assets will  be  invested in various classes of
securities  at  the wrong time and price.
      The  preparation of financial statements in
conformity with   generally  accepted  accounting
principles  requires management to make estimates and
assumptions that affect the reported amounts of assets and
liabilities and disclosure of
contingent  assets  and liablilities  at  the  date  of
the financial  statements and the reported amounts  of
revenues and  expenses  during the reported period.
Actual  results could differ from those estimates.
      The  Fund  is  exposed to market risk  on  the
amount invested  in marketable securities.  The maximum
amount  of loss  the Fund would incur is limited to the
amount recorded in  the  1995 financial statements.  The
Fund does not  hold any  type of collateral on the
marketable securities.   This exposure to market risk is
customary for all entities which have invested in financial instruments.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     A summary of significant accounting policies applied
by management in the preparation of the accompanying
financial statements follows.
      Investment valuations - Each stock and bond is
valued at  the latest sales price thereof on the last
business  day of  the fiscal period as reported by the
securities exchange on  which the issued is traded.  If no
sale is reported, the security is valued at the last
quoted bid price.
     Investment transactions and related investment income
     -
Investment transactions are accounted for on the trade date (date the order to buy or sell is executed).
Dividend income is recorded on the ex-dividend date.
Interest income is  recorded daily on the accrual basis.
The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.
      Federal income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue
Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
     Dividends and distributions to shareholders of beneficial interest - Dividends and distributions are recorded by the Trust on the record date.

NOTE 3 - INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES
      Muhlenkamp  and Co., Inc., an affiliate  of  which
an officer-stockholder is a trustee of the  Trust,
receives  a fee  for  investment management.  The fee  is
computed  and accrued  daily based on the net asset value
at the close  of business  and  is  equal to 1% per annum.
The  fee  totaled $202,675  for  the  year  ended
December  31,  1995.                 The
investment advisory agreement permits the advisor  to
charge the fund for some or all of its routine
administration costs which  totaled  approximately $53,817
for  the  year  ended December 31, 1995.  An expense
reimbursement of $53,817  was requested and paid for the
year ended December 31,1995.  The reimbursement   consists
of  $28,650   of   administrative expenses,  $17,926 of
registration and filing  expenses  and $7,241 of legal
fees.
     Certain affiliated persons held in the aggregate
28,481 shares with a net asset value of $605,506 in the
Muhlenkamp Fund at December 31, 1995.  In addition, the
Muhlenkamp & Co., Inc. Pension & Trust Fund held  12,197
shares with a net asset value of $259,308 at December 31, 1995.

NOTE 4 - CAPITAL SHARE TRANSACTIONS
     The Declaration of Trust permits the Trustees to
issue an  unlimited number of full and fractional shares
of beneficial interest with a par  value of $.001 per
share. Transactions in capital stock were as follows:
                                     1995                      1994
                                    Shares    Amount       Shares  Amount
   Shares outstanding, beginning    1,023,378  16,277,218  675,342 10,170,364
   of period
        Shares sold                   201,856   3,679,849  414,315 7,258,915

        Shares issued to
   shareholders in reinvestment     16,426  349,551 21,392  346,768
   of dividend
        Shares redeemed             (132,886)  (2,440,624) (87,671) (1,498,829)

   Shares outstanding, end of      1,108,774  $17,865994  1,023,378 $16,277,218
   period

NOTE 5 - DIVIDENDS AND DISTRIBUTIONS
     On December 29, 1995, the Trustees declared, recorded, and paid a dividend of $.32 per outstanding share.

NOTE 6 - INVESTMENT TRANSACTIONS
     Purchases and sales of investment securities, excluding short-term securities, were $6,983,863 and $3,727,992, respectively in 1995. Purchases and sales of U.S. Government obligations were $493,906 and $857,485, respectively, in 1995. The components of the net realized gain on investments of $133,077 recognized during the year ended December 31, 1995 are as follows:

Proceeds from sale of                     $4,718,200
securities
Cost of Securities Sold                    4,585,123
     Net Realized Gain                      $133,077

   The components of the net unrealized appreciation in
value of the investments held at December 31, 1995 are as
follows:
Unrealized appreciation of                 $6,352,911
investments
Unrealized depreciation of                    650,226
investments
     Net Unrealized                        $5,702,685
Appreciation of Investments

   The unrealized appreciation of securities recognized during the year ended December 31, 1995 is $5,376,466.

NOTE 7 - DIRECTED BUSINESS ARRANGEMENT
     The Fund has a directed business arrangement with
Capital Institution Services, Inc. (CIS).  Upon the
purchase and/or sale of investment securities, the Fund
pays a brokerage commission to CIS.  These commission
payments generate nonrefundable cumulative credits which
are available to pay certain expenses of the Fund, such as
performance measurement, pricing information, custodian
and record keeping services, legal, accounting and other
administrative costs.  The commission credits redeemed
during the year were utilized by the Fund to pay
accounting fees due the Independent Accounting Firm and
administrative expenses.  The following is an analysis of
commission credits generated, utilized and available to
pay future expenses of the Fund:
                                     Amount
Balance, January 1, 1995                          $2,474
Commission Credits                                 6,692
generated during 1995
Commission Credits
utilized:
            Professional fees           $10,000
     Administration fees           1,000          11,000
Balance, December 31,                           ($1,834)
1995




     The following is an analysis of fund expenses with
and without commission credits:
                                       With   Without
                                     Commiss  Commiss
                                       ion      ion
                                     Credits  Credits
Annual Fund Operating Expenses (as a
percentage of average net assets)
     Investment Advisor                1.0%     1.0%
     Administration                    0.10     0.10
     Registration and filing           0.10     0.10
     Custodian                         0.10     0.10
     Auditor                           0.05     0.10
     Legal
                                        -        -
          Total Fund Expenses         1.35%     1.4%

              INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of the
Wexford Trust (Comprised of the Muhlenkamp Fund)

We  have  audited the accompanying statement of  assets
and liabilities  of  the  Wexford  Trust  (comprised    of
the Muhlenkamp Fund), including the portfolio of investments as of December 31, 1995, and the relatedstatement of operations for the year then ended, the statements of changes  in  net  assets for each of the two  years  in
the period  then  ended,  and the selected per  share
data  and ratios  for each of the five years in the period
then ended. These  financial statements and selected per
share data  and ratios   are  the  responsibility  of  the
Trustees. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audit.

We conducted our audit in accordance with generally
accepted auditing  standards.  Those standards require
that  we  plan and  perform the audit to obtain reasonable
assurance  about whether the financial statements and
selected per share data and  ratios  are  free of material
misstatement.   An  audit includes examining, on a test
basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects the financial position of the Wexford Trust as of December 31, 1995, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


Schneider, Downs & Co., Inc.
Pittsburgh, Pennsylvania
January 17, 1996